UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 28, 2026

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
3.250% Notes due 2032	VZ 32C	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
3.750% Notes due 2037	VZ 37B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange
3.9962% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56	New York Stock Exchange
5.7420% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56A	New York Stock Exchange
4.2462% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56B	New York Stock Exchange
5.7427% Fixed-to-Fixed Rate Junior Subordinated Notes due 2056	VZ 56C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Joint Venture with BT Group plc

On June 28, 2026, Verizon Communications Inc., a Delaware corporation (“Verizon”), entered into a transaction agreement (the “Transaction Agreement”) with BT Group plc, a public limited company incorporated under the laws of England and Wales (“BT”), and Jasper NewCo Limited, a company incorporated under the laws of the Bailiwick of Jersey (“NewCo”). Pursuant to the Transaction Agreement, upon the terms and subject to the conditions thereof, (i) (A) Verizon will contribute the equity interests of certain of its subsidiaries that conduct Verizon’s international wireline connectivity and managed network services business (the “Verizon Contributed Business”) and (B) BT will contribute the equity interests of certain of its subsidiaries that conduct BT’s international wireline connectivity and managed network services business (the “BT Contributed Business”) to NewCo, and (ii) Verizon will make a cash payment equal to $625 million to NewCo, which NewCo will onward distribute to BT, in each case in exchange for shares representing 50% of the issued and outstanding equity interests of NewCo. The value of each of the Verizon Contributed Business and the BT Contributed Business is subject to a cash adjustment for the levels of cash, net working capital and indebtedness of the Verizon Contributed Business and the BT Contributed Business, respectively, as of transaction closing. The Transaction Agreement contemplates the entry into a Joint Venture Agreement between Verizon, BT and NewCo in respect of the governance of NewCo, on the basis of Verizon’s and BT’s equal 50% ownership, as well as certain ancillary commercial agreements and transition services arrangements.

The consummation of the transaction is subject to customary regulatory approvals and closing conditions.

Second Quarter 2026 Updates

In the second quarter of 2026, the net assets representing the Verizon Contributed Business were classified as assets and liabilities held for sale. In connection with this classification, in the second quarter of 2026, Verizon expects to record an estimated loss in the range of $700 million to $800 million.

We expect the transaction with BT to be accretive to Verizon Business Group EBITDA in the second quarter of 2026, as the net assets of the Verizon Contributed Business were classified as held for sale and moved from Verizon Business Group to Corporate and other.

In addition, as part of its ongoing transformation initiatives, Verizon expects the following items to impact its reported financial results for the second quarter of 2026:

•	As a result of continued headcount reduction initiatives, Verizon expects to record a severance charge in the range of $350 million to $450 million.

•

Verizon expects to record asset rationalization charges in the range of $200 million to $300 million predominately related to the decision to cease use of certain real estate and network assets as part of its transformation initiatives.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Forward-Looking Statements

This communication contains forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include those regarding our possible or assumed future results of operations and those regarding our ability to consummate the proposed transaction with BT Group plc and obtain cost savings, synergies and other anticipated benefits within the expected time period or at all. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets,” “will” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

Date: June 29, 2026	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary